UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2010

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2010, the Management Development and Compensation Committee of the Board of Directors (the “Committee”) of Kulicke and Soffa Industries, Inc. (the “Company”) completed an annual review of executive officer compensation.  The following named executive officers received base salary and cash incentive payment target level increases in the amounts described below:

Executive Officer	% Increase in Salary	New Base Salary	Target Annual Cash Incentive as a % of Salary
Christian Rheault	11.3%	$326,000	70% (increased from 65%)
Michael Morris	3.0%	$288,400	(unchanged at 45%)

Base salary increases and target level increases will be effective beginning on April 1, 2010.

In addition, on February 9, 2010, the Committee also approved a change to the performance criteria under the Company’s Officer Incentive Compensation Plan (the “OIC Plan”).  Quarterly cash incentive payments made pursuant to the OIC Plan are based on a target return on invested capital (“ROIC”).  Effective for the Company’s third fiscal quarter of 2010, the Committee set the ROIC target at 18%.

Item 8.01.	Other Information.

The Company’s 2010 Annual Meeting of Shareholders was held on February 9, 2010.  At this meeting, Messrs. John A. O’Steen and MacDonnell Roehm, Jr. were reelected to the Board of Directors of the Company for terms expiring at the 2014 Annual Meeting.  Messrs. C. Scott Kulicke, Brian R. Bachman, Garrett E. Pierce, Barry Waite and C. William Zadel will continue as directors of the Company until their respective terms expire or until their successors have been duly elected and qualified.

In addition, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2010.  The results of the voting on each of the matters presented to shareholders at the Annual Meeting are set forth below:

	VOTES FOR	VOTES AGAINST/ WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Election of Directors
John A. O’Steen	40,504,563	1,842,609	___	16,183,984
MacDonnell Roehm, Jr.	40,500,622	1,846,550	___	16,183,984
Ratification of Auditors	57,228,941	1,095,561	206,654	___

Under Pennsylvania law, the election of directors is based on plurality voting and as such votes are not cast against a candidate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 12, 2010

KULICKE AND SOFFA INDUSTRIES, INC.

By:	/s/ C. Scott Kulicke
Name:	C. Scott Kulicke
Title:	Chairman of the Board and Chief Executive Officer